Variable Survivorship
Variable Universal Life Insurance Policy

Issued by Security Life of Denver Insurance Company
and
Security Life Separate Account L1

Supplement dated June 1, 2003 to the Statement of Additional Information dated May 1, 2003

This supplement updates and replaces certain information contained in your May 1, 2003, Statement of Additional Information. Please read it carefully and keep it with your Statement of Additional Information for future reference.

_____________________________________

The following paragraph hereby replaces the sixth paragraph in the "Distribution of the Policies" section in the Statement of Additional Information:

The distribution allowance is up to 100% of the first target premium we receive. For premium we receive over your first target premium, the distribution allowance is paid at a significantly lower rate in all later years. A broker/dealer also receives renewal commissions of up to 5% of gross premiums received in the 2nd - 5th years, and lower thereafter.

126994	Page 1 of 1	June 2003